Commitments	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Commitments
(27)	Commitments
At Dec. 31, 2020, the Group had commitments of $26.4 million which mainly relate to purchasing obligations and are mostly due in one year or less. At Dec. 31, 2019, the commitments of the Group amounted to $21.4 million which mainly related to purchasing obligations and were mostly due in one year or less.